LEASES	12 Months Ended
Dec. 31, 2017
Leases [Abstract]
LEASES
LEASES

As of December 31, 2017, we leased in eight (2016: eight vessels) from Ship Finance and one vessel (2016: one vessel) from third parties. All of these vessels are leased under long-term time charters which are classified as operating leases.

Charterhire and office rent expense
The future minimum operating lease expense payments under our non-cancelable operating leases as of December 31, 2017 are as follows:

(in thousands of $)
2018	37,008
2019	35,369
2020	35,474
2021	35,066
2022	32,043
Thereafter	137,162
312,122

The future minimum operating lease expense payments are based on the contractual cash outflows under non-cancelable contracts. The charter hire expense recognition is based upon the straight-line basis, net of amortization of unfavorable time charter contracts.

As of December 31, 2017, the future minimum rental payments include $0.9 million (2016: $1.2 million) in relation to office rent expenses and $311.2 million (2016: $345.5 million) in relation to charter hire expenses for leased in vessels.

During 2017, 2016 and 2015, the charter hire expense under operating leases, net of amortization of unfavorable time charter contracts-in were as follows:

(in thousands of $)	2017	2016	2015
Charter hire expenses, operating leases	71,345	54,365	32,118
Amortization of unfavorable time charter contracts-in	(672)	(674)	(1,399)
Charterhire expenses	70,673	53,691	30,719

With reference to Note 28, in April 2015 we agreed to a sale and leaseback transaction with Ship Finance for eight Capesize vessels that were time chartered-in by one of our subsidiaries for a period of ten years. The daily time charter rate is $17,600 during the first seven years and $14,900 in the remaining three years, of which $7,000 is for operating expenses (including dry docking costs). In addition, 33% of our profit from revenues above the daily time charter rate for all eight vessels aggregated will be calculated and paid on a quarterly basis to Ship Finance. In addition, the daily hire payments will be adjusted if the actual three month LIBOR should deviate from a base LIBOR of 0.4% per annum. For each 0.1% point increase/decrease in the interest rate level, the daily charter hire will increase or decrease by $50 per day in the first seven years and $25 per day in the remaining three years. We have a purchase option of $112 million en-bloc after 10 years and, if such option is not exercised, Ship Finance has the option to extend the charters by three years at $14,900 per day. The minimum lease period has been assessed to 13 years. Contingent rental income recorded in 2017, 2016 and 2015 as a reduction in charter hire expense was $1.15 million, $0.41 million and $0.02 million, respectively.

We acquired two long term chartered-in vessels, accounted for as operating leases, as a result of the Merger. One vessel was redelivered in June 2015.

Rental income
As of December 31, 2017, we leased out 10 vessels on fixed time charter rates (2016 : six vessels) and fifteen vessels (2016 : ten vessels) on index-linked time charter rates to third parties with initial periods ranging between one year and ten years. All of these leases are classified as operating leases.

The future minimum operating lease revenue receipts under our non-cancelable fixed rate operating leases as of December 31, 2017 are as follows:

(in thousands of $)
2018	57,494
2019	35,785
2020	23,166
2021	8,370
2022	—
Thereafter	—
124,815

The future minimum operating lease revenue receipts are based on the contractual cash inflows under non-cancelable contracts. The charter hire revenue recognition is based upon the straight-line basis, net of amortization of favorable time charter contracts.

As of December 31, 2017, the cost and accumulated depreciation of the twenty-four owned vessels and the one vessel held under capital lease, which were leased out to third parties, were $1,254.8 million and $103.3 million, respectively. As of December 31, 2016, the cost and accumulated depreciation of the fifteen owned vessels and the one vessel held under capital lease, which were leased out to third parties, were $771.1 million and $58.2 million, respectively.